iShares
®
iShares Trust
Supplement dated September 15, 2023 (the “Supplement”)
to the Summary Prospectus, dated
June 22, 202
3,
and the Prospectus and Statement of Additional Information (the “SAI”),
both dated May 30, 2023, for the
iShares Copper and Metals Mining ETF (ICOP) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The following changes for the Fund will be effective on or around September 15, 2023.
Change in the Fund’s “Principal Investment Strategies”
The third paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies”
for
the Fund is deleted in its entirety and replaced with the following:
The Index Provider applies the following weight limits: a maximum of 20% weighting to Tier 3 securities. The component securities in the Underlying Index are weighted by float-adjusted market capitalization with individual securities capped at 8% and securities with weights greater than 4.5% will not in aggregate exceed 45% of the Underlying Index weight at rebalance. As of June 19, 2023, the Underlying Index had 34 securities and all of the index constituents were represented by securities of companies in the materials industry or sector. The Underlying Index includes large-, mid-
and small-capitalization companies and is likely to change over time. As of June 19, 2023, the Underlying Index was composed of securities of companies in the following countries: Australia, Brazil, Canada, China, Japan, Mexico, Poland, United Kingdom (the “U.K.”) and the U.S. The Underlying Index will be reviewed and reconstituted on an annual basis in September and rebalanced quarterly.
Change in the Fund’s “Construction and Maintenance of the Underlying Index”
The section entitled “STOXX Global Copper and Metals Mining Index” on pages
19-20
of the SAI shall be deleted in its entirety and replaced with the following:
Number of Components: approximately 34
Index Description.
The STOXX Global Copper and Metals Mining Index (the “Underlying Index”), which has been developed by STOXX Ltd. (the “Index Provider” or “STOXX”), is an equity index designed to reflect the performance of equity securities issued by U.S. and
non-U.S.
companies selected from the STOXX Global Copper Universe Index (the “Parent Index”). The Parent Index is composed of large-, mid-
and small-capitalization stocks from developed and emerging markets. The Underlying Index captures the performance of equity securities of companies involved in copper and metal ore mining.

To construct the Underlying Index, the Index Provider begins with common equity securities (including depositary receipts) from the Parent Index and selects stocks that have a free-float market capitalization of $100 million or greater and a
3-month
Average Daily Traded Volume (“ADTV”) equal to or exceeding $1 million. If a company has more than one eligible share class, the Index Provider will select the one that is a current index constituent if no other share class has a
3-month
ADTV equal or higher to 1.5 times its
3-month
ADTV at a given review period or has had higher
3-month
ADTV for the past eight consecutive quarters. Otherwise, the Index Provider will select the most liquid share class, as determined by the Index Provider.
The Index Provider selects index constituents from the remaining companies based on tiered eligibility from Tier 1 to Tier 3. STOXX classifies Tier 1 securities as companies categorized as Copper Ore Mining under FactSet’s Revere Business and Industry Classification System (“RBICS”) Focus Level 6 Copper Ore Mining. The Index Provider’s methodology does not require a minimum number of Tier 1 securities. If there are fewer than 50 Tier 1 constituents, the shortfall is filled with Tier 2 constituents. Following the Tier 1 selection, the Index Provider ranks and selects, as Tier 2 eligible securities, companies with at least 25% revenues but less than 50% revenues derived from the RBICS Level 6 subindustry of Copper Ore Mining from highest to lowest revenue exposure. Companies are selected from the highest to the lowest revenue exposure until there are 50 stocks in the Underlying Index. Once 50 companies are reached after Tier 1 and/or 2, or there are fewer than 50 companies selected after Tier 1 and 2, the Index Provider selects companies it classifies as Tier 3. STOXX classifies Tier 3 securities as companies that are not in Tier 1 or 2 but are in the top 50% in terms of market share from Copper Ore Mining. The Index Provider defines market share by the percentile ranking of all companies in the Parent Index with at least $1 million in revenue from the RBICS Level 6 subindustry of Copper Ore Mining. Tier 3 securities are always included within the Underlying Index to ensure that companies with high dollar revenues from copper ore mining are represented.
The Index Provider applies the following weight limits: a maximum of 20% weighting to Tier 3 securities. The component securities in the Underlying Index are weighted by float-adjusted market capitalization with individual securities capped at 8% and securities with weights greater than 4.5% will not in aggregate exceed 45% of the Underlying Index weight at rebalance. As of June 19, 2023, the Underlying Index had 34 securities and all of the index constituents were represented by securities of companies in the materials industry or sector. The underlying Index includes large-, mid-
and small-capitalization companies and is likely to change over time. As of June 19, 2023, the Underlying Index was composed of securities of companies in the following countries: Australia, Brazil, Canada, China, Japan, Mexico, Poland, the U.K., and the U.S. The Underlying Index will be reviewed and reconstituted on an annual basis in September and rebalanced quarterly.
If you have any questions, please call
1-800-iShares
(1-800-474-2737).

iShares
®
is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-ICOP-0923

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